RBC FUNDS TRUST

RBC Emerging Markets Equity Fund (the “Fund”)

Supplement dated February 9, 2017 to the RBC Emerging Markets Equity Fund’s Class A and Class I Prospectus dated July 29, 2016, as supplemented

This Supplement provides additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

I.	The Fund’s Board of Trustees has approved an extension of the contractual fee waiver on the advisory fee, which is intended to extend the operating expense limits of the Fund by two additional months.

To reflect these changes, the Class A and Class I Prospectus is hereby amended as follows:

1.	In the “Fund Summary” section, the “Fees and Expenses of the Fund” table and accompanying footnotes and the “Example” table and accompanying introductory paragraph on page 1 are deleted in their entirety and replaced with the following:

RBC Emerging Markets Equity Fund

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None[1]	None
Redemption Fee (as a % of amount redeemed or exchanged within 30 days after the date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.54%	0.94%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	2.75%	1.90%
Fee Waiver and/or Expense Reimbursement[3]	(1.765)%	(1.165)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.985%	0.735%

1	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.

2

Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.975% of the Fund’s average daily net assets for Class A shares and 0.725% for Class I shares. This expense limitation agreement will remain in place until December 31, 2017 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Fund may not, however, recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I
One Year	$670	$75
Three Years	$1,221	$484
Five Years	$1,798	$918
Ten Years	$3,356	$2,127

2.	In the section entitled “Management-Investment Advisor” on page 35 of the Class A and Class I Prospectus, the footnote to the advisory fee table is deleted and replaced with the following:

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses through December 31, 2017 for the RBC Emerging Markets Equity Fund in order to maintain net annual fund operating expenses of the Fund to 0.725% for Class I Shares and 0.975% for Class A Shares, and through July 31, 2017 for the RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund in order to maintain net annual fund operating expenses for Class I Shares of the Funds to 1.60%, 1.05%, and 1.00%, respectively, and to maintain net annual fund operating expenses for Class A Shares of the RBC Emerging Markets Small Cap Equity Fund to 1.85%. In addition, the Advisor has contractually agreed to waive fees and/or pay operating expenses through September 30, 2018 for the RBC Emerging Markets Equity Fund in order to maintain net annual fund operating expenses to 1.13% of the Fund’s average daily net assets for Class A shares and 0.88% for Class I shares. The expense limitation agreement excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Advisor is entitled to recoup from each Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

II.	The Fund’s Board of Trustees has approved an amendment to Schedule A of the Expense Limitation Agreement for the RBC Emerging Markets Equity Fund to reflect the modified structure of the contractual expense limitations in effect with the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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